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                                                                    EXHIBIT 99.4

                                  TRW COMMENTS
                        EARNINGS RELEASE CONFERENCE CALL
                           THURSDAY, FEBRUARY 26, 2004
                                      FINAL

THANK YOU AND GOOD MORNING EVERYONE - I'LL FIRST TALK ABOUT OUR CONSTRUCTION PRODUCTS BUSINESSES AND OUR OTHER NON-RAIL BUSINESSES AND THEN I'LL WRAP UP WITH OUR RAIL GROUP.

IN OUR HIGHWAY CONSTRUCTION-RELATED BUSINESSES, WE ARE WAITING OUT THE PASSAGE OF A HIGHWAY-SPENDING BILL AS WELL AS FOR THE WINTER WEATHER TO CALM DOWN. WHEN OUR GUARDRAIL CUSTOMERS' INSTALLATION CREWS TAKE A BREAK DURING SEVERE WEATHER PERIODS IT DRASTICALLY REDUCES OUR SHIPMENTS. THIS WINTER HAS BEEN A TOUGH ONE. EACH DAY WE ARE DELAYED BY WEATHER TENDS TO BUILD OUR BACKLOG IN THIS BUSINESS. ONCE THE WEATHER CLEARS AND THE CONSTRUCTION CREWS ARE BACK TO WORK OUR HIGHWAY SAFETY BUSINESS SHOULD HAVE AN ACTIVE CONSTRUCTION SEASON. OUR FOCUS IS ON COST CONTROL WITH AN EMPHASIS ON TRYING TO IMPROVE MARKET SHARE ON OUR PROPRIETARY HIGHWAY SAFETY PRODUCTS. GOING FORWARD, OUR REVENUE AND PROFIT IS EXPECTED TO BE RELATIVELY FLAT IN THIS BUSINESS UNTIL THERE IS A NEW TRANSPORTATION BILL PASSED.

IN OUR CONCRETE AND AGGREGATE BUSINESS WE ARE CONTINUING TO SEE A RELATIVELY STRONG CONSISTENT DEMAND FOR OUR PRODUCTS. WEATHER REMAINS THE MOST SIGNIFICANT FACTOR IN THIS BUSINESS. WE WERE LUCKY TO HAVE A RELATIVELY CALM WINTER THROUGH THE END OF THE 4TH QUARTER. DURING THE 4TH QUARTER WE WERE POURING CONCRETE 80% OF THE AVAILABLE WORKDAYS. THE WINTER WEATHER SINCE THE FIRST OF THE YEAR IN TEXAS HAS BEEN COLD AND WET. THUS FAR WE HAVE ONLY POURED CONCRETE 62% OF THE WORKDAYS THIS QUARTER. THIS COMPARES WITH 72% OF WORKDAYS LAST YEAR AT THIS SAME TIME. ON NON-RAINING DAYS WITH TEMPERATURES ABOVE 42 - 45 DEGREES OUR CREWS ARE BUSY POURING CONCRETE ACROSS THE STATE OF TEXAS. UNFORTUNATELY, SINCE THE FIRST OF THE YEAR THE GOOD CONSTRUCTION DAYS HAVE BEEN SPORADIC. WE HAVE A STRONG BACKLOG AND SHOULD HAVE A GOOD SEASON AS SOON AS THE WEATHER IMPROVES. WE EXPECT OUR CONSTRUCTION PRODUCTS GROUP OPERATING PROFIT TO BE AROUND BREAKEVEN TO A MILLION DOLLARS IN THE LST QUARTER OF 2004. WE EXPECT THE 2ND QUARTER TO BE COMPARABLE TO LAST YEAR. ON AN ANNUAL BASIS, 2004 COULD BE A CARBON COPY OF 2003.

 OUR BARGE BUSINESS IS RIGHT IN THE MIDDLE OF A RECOVERY TRANSITION. WE ARE RE-OPENING AN IDLE FACILITY AND REHIRING A NUMBER OF EMPLOYEES IN OUR OTHER BARGE FACILITIES. OUR BACKLOG STOOD AT 450 UNITS AT THE END OF '03. THIS COMPARES TO 86 UNITS AT THE END OF '02. WE ARE EXPECTING TO SHIP 475 TO 500 BARGES THIS YEAR COMPARED TO 360 IN 2003. THE BARGE FLEET OWNERS HAVE SOME VERY COMPELLING REPLACEMENT ISSUES SIMILAR TO THE RAILCAR INDUSTRY. DURING 2004 OUR REVENUE SHOULD INCREASE 30% TO 35% IN THE BARGE BUSINESS. BASED ON OUR CURRENT ESTIMATION FOR STEEL COSTS AND LITIGATION EXPENSE WE EXPECT OUR BARGE BUSINESS TO LOSE MONEY AGAIN IN '04. OUR BARGE MANAGEMENT TEAM IS ACTIVELY SEARCHING FOR WAYS TO REDUCE OUR COSTS AND I'M OPTIMISTIC THEY WILL BE SUCCESSFUL. I DON'T HAVE ANY FURTHER UPDATE ON OUR BARGE LITIGATION. WE ARE FILING OUR 10-K SHORTLY AND WE HAVE UPDATED OUR DISCLOSURES IN IT.



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OUR INDUSTRIAL PRODUCTS GROUP PERFORMED BETTER IN THE 4TH QUARTER THIS YEAR THAN
IT DID LAST YEAR. WE EXPECT THAT TREND TO CARRY INTO THE LST QUARTER. THE WINTER WEATHER AND COLD TEMPERATURES CREATE A DEMAND FOR PROPANE. THIS IS A GOOD SIGN FOR OUR PROPANE BUSINESS.

 AT THIS POINT, I'LL SHARE A FEW OBSERVATIONS ABOUT OUR EUROPEAN RAIL BUSINESS.

THE DEMAND FOR RAILCARS IN EUROPE CONTINUES TO BE IN THE LOWER END OF THE CYCLE. LONG-TERM, THE EUROPEAN RAIL DEMAND SHOULD INCREASE FOR REPLACEMENT REASONS. THE EUROPEAN FLEET OF RAILCARS IS VERY OLD AND NEWER DESIGNS TEND TO OBSOLETE OLDER MODELS. RIGHT NOW, THE MARKET IS HIGHLY COMPETITIVE AND OUR PRIMARY FOCUS IS ON LOWERING OUR COST AND IMPROVING OUR PERFORMANCE.

WE ARE IN THE FINAL PHASE OF A MULTI-YEAR INTERNAL CONSOLIDATION PROGRAM. DURING THE PAST FEW YEARS WE HAVE REDUCED OUR ADMINISTRATIVE STAFFING AND CONSOLIDATED MANUFACTURING OPERATIONS IN AN EFFORT TO REDUCE OUR COSTS. WE SHOULD BEGIN TO SEE THE FRUITS FROM OUR EFFORTS SHOW UP DURING 2004. WE EXPECT OUR EUROPEAN RAIL OPERATIONS TO BREAK EVEN OR MAKE A LITTLE PROFIT THIS YEAR. THIS COMPARES TO APPROXIMATELY A $4 MILLION OPERATING LOSS IN '03.

2003 WAS A TURNAROUND YEAR FOR OUR NORTH AMERICAN RAIL BUSINESSES. WE INCREASED OUR RAILCAR SHIPMENTS IN NORTH AMERICA FROM 4800 UNITS IN 2002 TO 8300 UNITS IN 2003. THIS WAS A 73% INCREASE. OUR BACKLOG AT THE END OF '03 WAS APPROXIMATELY 11,800 UNITS. THIS IS A 60% IMPROVEMENT FROM THE END OF 2002.

DURING 2002 AND THE FIRST HALF OF 2003 OUR SALES OBJECTIVE WAS TO OBTAIN ORDERS WHICH PROVIDED US WITH A BASE LOAD OF PRODUCTION. OUR PRIORITY WAS TO PRESERVE OUR EXISTING WORKFORCE UNTIL WE BELIEVED THERE WAS A SUSTAINABLE RECOVERY UNDERWAY. DURING THE MIDDLE OF '03 WHEN OUR BACKLOG HIT 10,000 UNITS, WE IMPLEMENTED A PLAN TO EXPAND OUR PRODUCTION. IN JUNE WE TRANSITIONED OUR SALES OBJECTIVE FROM A FOCUS ON OBTAINING PRIMARILY BASE LOAD ORDERS TO AN OBJECTIVE OF PURSUING SPECIFIC ORDERS WHICH ALLOW US TO EFFICIENTLY INCREASE OUR PRODUCTION. AS I'VE STATED SEVERAL TIMES, WE HAVE NOT FELT THE TIMING HAS BEEN RIGHT FOR US TO FOCUS ON MARKET SHARE PENETRATION. WHEN WE CONCENTRATE ON MARKET SHARE GROWTH, WE HAVE TO BE WILLING TO PURSUE EVERY ORDER AGGRESSIVELY. WE DID NOT WANT TO CONGEST OUR PRODUCTION LINES WITH A VARIETY OF ORDERS. LINE CHANGEOVERS AT SMALL VOLUMES ARE VERY COSTLY WHEN WE ARE TRYING TO TRAIN A WORKFORCE. WE STRIVED TO FILL OUR BACKLOG WITH PRODUCTS WHICH WOULD ALLOW US TO SUCCESSFULLY RELOAD OUR FACILITIES. WE BECAME HIGHLY FOCUSED ON OBTAINING 100% OF THE ORDERS WHICH WOULD ASSIST US IN AN ORDERLY EXPANSION PROGRAM.

DURING THE PAST 6 MONTHS WE HAVE BEEN ABLE TO INITIATE PRICE INCREASES ON SELECTIVE ORDERS. TODAY, OUR BACKLOG CONSISTS OF A COMBINATION OF "BASE LOAD" ORDERS AS WELL AS ORDERS I WILL REFER TO AS "TRANSITIONAL" ORDERS. TRANSITIONAL ORDERS HAVE HIGHER PRICES WITH MARGINS WHICH REFLECT THE CURRENT INCREASED DEMAND LEVELS. IN SHORT, OUR GOAL HAS BEEN TO OBTAIN HIGHER MARGIN ORDERS WHICH CAN BE TACKED-ON TO OUR EXISTING PRODUCTION LINES OR ORDERS LARGE ENOUGH TO PROVIDE PRODUCTION STABILITY.

DURING THE 3RD QUARTER WE INCREASED OUR SHIPMENTS 47% FROM 1500 UNITS TO 2200 UNITS PER QUARTER AND I WAS PLEASED WE WERE PROFITABLE AT THIS PRODUCTION LEVEL. DURING THE 4TH QUARTER WE INCREASED OUR SHIPMENTS AGAIN TO 2900 UNITS. I'M PLEASED WITH THE PROFIT LEVEL OUR RAIL GROUP GENERATED DURING THE 4TH QUARTER. DURING THE 4TH QUARTER WE HAD AN IDEAL



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PRODUCT MIX WHICH SUBSTANTIALLY ENHANCED OUR PROFITABILITY. OUR PERFORMANCE
DURING THE 4TH QUARTER IS SYMBOLIC OF THE POTENTIAL OUR RAIL GROUP HAS TO GENERATE PROFITS AT A RELATIVELY LOW LEVEL OF SHIPMENTS. OUR PRODUCT MIX, THE PRICE OF STEEL AND THE COSTS WE HAVE ASSOCIATED WITH EXPANDING OUR PRODUCTION ALL AFFECT OUR LEVEL OF PROFITABILITY. DURING THE FIRST QUARTER OF '04 OUR SHIPMENTS WILL BE AT APPROXIMATELY THE SAME LEVEL AS THEY WERE IN THE 4TH QUARTER OF '03.

UNFORTUNATELY, OUR LST QUARTER PRODUCT MIX IS NOT AS GOOD AS IT WAS DURING THE 4TH QUARTER AND OUR STEEL PRICE IS HIGHER. OUR SHIPMENTS WILL BE HEAVILY WEIGHTED WITH BASE LOAD ORDERS TAKEN EARLIER IN 2003. DURING THE LST QUARTER WE ARE TAKING STEPS TO INCREASE OUR SHIPMENTS ANOTHER 1000 UNITS PER QUARTER. AS WE PREPARE TO INCREASE OUR SHIPMENTS, WE ARE RE-OPENING TWO OF OUR IDLE FACILITIES. WE WILL HAVE START-UP COSTS ASSOCIATED WITH THIS INCREASE. FOR THIS REASON, WE WILL PROBABLY BREAK EVEN DURING THE LST QUARTER IN OUR RAIL GROUP. THIS COMPARES TO A $10 MILLION LOSS LAST YEAR DURING THE LST QUARTER OF '03.

ONCE WE REACH OUR NEXT SHIPMENT PLATEAU OF APPROXIMATELY 4000 UNITS PER QUARTER WE EXPECT TO RETURN TO PROFITABILITY. WE EXPECT THIS TO OCCUR DURING THE 2ND QUARTER OF '04. WE EXPECT OUR 2ND QUARTER OPERATING PROFIT MARGINS TO BE SIMILAR TO OUR 4TH QUARTER, BUT THE AMOUNT OF PROFITABILITY SHOULD EXCEED WHAT WE EARNED DURING THE 4TH QUARTER OF '03 BECAUSE OF THE INCREASED REVENUE. AS OUR PRODUCTION STABILIZES AROUND 4,000 UNITS PER QUARTER AND OUR PRODUCT MIX IMPROVES WE EXPECT TO SEE OUR RAIL PROFITABILITY CONTINUE TO INCREASE. OUR 3RD QUARTER PROFITABILITY SHOULD BE BETTER THAN THE 2ND QUARTER. I'LL WAIT UNTIL LATER THIS SPRING TO PREDICT HOW WE THINK THE 4TH QUARTER WILL LOOK. WE STILL HAVE SEVERAL HILLS TO CLIMB.

AS YOU CAN TELL, 2004 IS A TRANSITIONAL YEAR FOR US IN OUR NORTH AMERICAN RAIL GROUP. AS I SAID EARLIER, WE EXPECT TO ALMOST DOUBLE OUR SHIPMENTS FROM 8300 TO APPROXIMATELY 16,000 UNITS. WE HAVE A 3-PHASED MULTI-YEAR PROGRAM FOR EXPANDING OUR PRODUCTION BACK UP TO THE LEVELS WHERE WE WERE IN THE LATE '90'S. IT TOOK US 2 1/2 TO 3 YEARS TO DECREASE OUR PRODUCTION FROM AN ANNUAL RUN RATE OF 28,000 UNITS TO AN ANNUALIZED LEVEL OF 3600 UNITS. WE HIT THE BOTTOM OF THE CYCLE DURING THE SUMMER OF '02. IT IS NOT REALISTIC TO EXPECT US TO INCREASE OUR PRODUCTION FASTER THAN OUR CURRENT PACE. EACH OF OUR EXPANSION PHASES HAVE A UNIQUE SET OF CHALLENGES AND WE ARE STRIVING TO REMAIN FOCUSED ON OPERATIONAL EXCELLENCE. DURING THE PAST YEAR, THE ENTIRE NORTH AMERICAN RAILCAR SUPPLY CHAIN HAS BEEN REBOUNDING FROM THE TROUGH OF THE DEMAND CYCLE. THIS RECOVERY IS INDUSTRY WIDE AND IS SHOWING ITS EFFECTS ON THE ENTIRE SUPPLY CHAIN. IT'S A DAY-TO-DAY EXPEDITING ENVIRONMENT AT THE OPERATIONAL LEVEL OF OUR BUSINESS. AS YOU CAN SEE FROM OUR 4TH QUARTER EARNINGS RELEASE, THE U.S. STEEL INDUSTRY IS PRESENTING SOME UNIQUE CHALLENGES. THE PRICE OF SCRAP STEEL HAS SKYROCKETED AND THE ENTIRE STEEL INDUSTRY IS TRYING TO PASS THESE COSTS ON TO THEIR CUSTOMERS. NEEDLESS TO SAY, OUR SUPPLY ISSUES HAVE COMPOUNDED THE COMPLEXITY ASSOCIATED WITH OUR RECOVERY AND THEIR PRICE INCREASES HAVE ADDED AN UNEXPECTED LAYER OF ADDITIONAL COSTS ON OUR COMPANY.

THE ADDED COMPLEXITY THAT THE SUPPLY INDUSTRY IS CAUSING REINFORCES OUR NEED TO HAVE A STRUCTURED PROGRAM FOR EXPANDING OUR RAILCAR PRODUCTION. WE ENTERED PHASE I OF OUR EXPANSION PROGRAM WHEN WE INCREASED OUR PRODUCTION LAST YEAR IN OUR EXISTING FACILITIES. WE ARE CURRENTLY ENTERING INTO PHASE II OF OUR EXPANSION PROGRAM AS WE REOPEN SOME OF OUR U.S. FACILITIES. WE HAVE A DIFFERENT SET OF CHALLENGES ASSOCIATED WITH REOPENING FACILITIES.



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DURING 2004 WE PLAN TO BREAK GROUND ON OUR 2ND RAILCAR MANUFACTURING FACILITY IN
MEXICO. SEVERAL YEARS AGO WE DEVELOPED PLANS FOR A NEW STATE OF THE ART MANUFACTURING FACILITY IN SABINAS, MEXICO. WE INITIALLY CONSTRUCTED THE COATINGS PORTION OF OUR FACILITY. WE PUT THE MANUFACTURING PORTION OF THE FACILITY ON
HOLD UNTIL THE MARKET IMPROVED. WE EXPECT TO SHIP RAILCARS OUT OF SABINAS IN
LATE 2005. ONCE WE BEGIN MANUFACTURING RAILCARS AT OUR NEW MEXICAN FACILITY, WE WILL ENTER INTO PHASE III OF OUR PRODUCTION EXPANSION. WE HAVE A TOTALLY DIFFERENT SET OF CHALLENGES ASSOCIATED WITH TRAINING A NEW WORKFORCE IN MEXICO. FORTUNATELY, WE HAVE A VERY EXPERIENCED TEAM OF PEOPLE FOCUSED ON THIS PROJECT. FOR YOUR INFORMATION, WE SHIPPED 3250 RAILCARS OUT OF MEXICO IN 2003. THIS WAS 40% OF OUR SHIPMENTS. WE EXPECT TO SHIP APPROXIMATELY 30% OF OUR RAILCARS OUT OF MEXICO DURING 2004. WE ARE VERY PLEASED WITH THE PROGRESS WE ARE MAKING IN MEXICO.

SINCE WE HAD THE SABINAS PROJECT ON OUR RADAR SCREEN, WE INITIATED A SPECIFIC SALES PROGRAM DESIGNED TO ESTABLISH A BASE LOAD OF BUSINESS FOR THIS NEW FACILITY. WE PURSUED A VERY LARGE ORDER. I'M VERY PLEASED TO ANNOUNCE THAT WE RECENTLY RECEIVED A 6000-CAR ORDER FROM THE BNSF FOR GRAIN CARS. WE WILL USE THIS ORDER TO SEED THE RE-STARTUP OF ONE OF OUR U.S. FACTORIES AND LATER WE WILL TRANSFER THE ORDER TO MEXICO. THIS IS A MULTI-YEAR PRODUCTION ORDER. THIS ORDER CONFIRMS OUR BELIEF THAT A SIGNIFICANT RECOVERY IS UNDERWAY. WE PRODUCED A SIMILAR ORDER FOR THE BNSF DURING THE 90'S. WE ALSO STARTED THEIR LAST 6000-CAR ORDER IN THE U.S. AND THEN EVENTUALLY TRANSFERRED IT TO MEXICO. WE LOVE LARGE ORDERS LIKE THIS. OVER TIME, WE CAN BECOME VERY EFFICIENT WITH LONG PRODUCTION RUNS.

I'LL SPEND A FEW MOMENTS PROVIDING SOME INFORMATION ABOUT OUR LEASING COMPANY.

OUR LEASING COMPANY HAD A GOOD QUARTER DURING THE 4TH QUARTER. OUR REVENUES GREW TO $41 MILLION COMPARED TO $33 MILLION DURING THE 4TH QUARTER OF '02. THIS INCREASE RESULTED FROM SALES FROM OUR FLEET, ADDITIONS TO OUR FLEET AND IMPROVED FLEET UTILIZATION. OUR OWNED AND LEASED RAILCAR FLEET HAS GROWN FROM APPROXIMATELY 15,100 RAILCARS AT THE END OF 2002 TO 18,600 AT THE END OF 2003. DURING THE 4TH QUARTER OUR LEASING COMPANY TOOK DELIVERY OF APPROXIMATELY $65 MILLION WORTH OF ASSETS OR 37% OF THE RAIL GROUP'S 4TH QUARTER SHIPMENTS.

OUR YEAR OVER YEAR TOTAL REVENUES GREW TO APPROXIMATELY 34% TO $154 MILLION IN 2003 COMPARED TO APPROXIMATELY $115 MILLION IN 2002. THE INCREASE WAS PREDOMINATELY DUE TO RAILCAR SALES OUT OF OUR FLEET, FLEET ADDITIONS, AND IMPROVED FLEET UTILIZATION. OUR OPERATING PROFIT IN 2003 IMPROVED TO $41.0 MILLION COMPARED TO $31.3 MILLION IN 2002.

AS OUR PRODUCTION BACKLOG HAS GROWN DURING THE LAST FEW QUARTERS OUR LEASING COMPANY HAS BEEN ABLE TO REDUCE THEIR ORDER LEVELS. OUR FLEET UTILIZATION IMPROVED TO 98.1% AT THE END OF '03 COMPARED TO 94.5% AT THE END OF 2002. THE AVERAGE AGE OF OUR FLEET IS 5.20 YEARS WITH A REMAINING LEASE TERM OF 6.37 YEARS.

I AM VERY EXCITED ABOUT THE LONG-TERM POTENTIAL WE HAVE FOR OUR NORTH AMERICAN RAIL BUSINESS. WE ARE CURRENTLY EXPERIENCING A NICE RECOVERY IN THIS BUSINESS AND BARING SOME UNFORESEEN SITUATION, WE ARE EXPECTING A CONTINUATION OF THIS GROWTH TO OCCUR DURING THE NEXT SEVERAL YEARS. WE SEE 2004 AS THE YEAR WE WILL TRANSITION OUR BUSINESS BACK TO PROFITABILITY. IF THE ECONOMY AND THE DEMAND CONTINUES TO GROW FOR OUR PRODUCTS WE SEE 2005 AS A YEAR WE WILL INCREASE OUR PROFITABILITY. IF THE RAIL RECOVERY CONTINUES INTO 2006 WE EXPECT 2006 TO BE A YEAR IN WHICH WE MAXIMIZE OUR EARNINGS.



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WE SEE OUR NORTH AMERICAN RAIL RECOVERY DRIVEN PRIMARILY BY IMPROVEMENTS IN THE
ECONOMY AS WELL AS REPLACEMENT NEEDS FOR EQUIPMENT. THE NORTH AMERICAN RAILCAR FLEET IS OLD. 53% OF THE NORTH AMERICAN FLEET IS 21 YEARS OR OLDER. THERE ARE CURRENTLY APPROXIMATELY 1.6 MILLION CARS IN THE NORTH AMERICAN FLEET. THE AVERAGE AGE OF THE RAILCARS IS 19.3 YEARS OLD. THE NORMAL RETIREMENT AGE OF A RAILCAR IS USUALLY BETWEEN 25 TO 35 YEARS. IT IS INTERESTING TO NOTE IN ROUND NUMBERS THAT THERE WERE APPROXIMATELY 670,000 RAILCARS BUILT BETWEEN 30 TO 40 YEARS AGO AND APPROXIMATELY 535,000 CONSTRUCTED BETWEEN 20 TO 30 YEARS AGO. DURING THE 20-30 YEAR TIME PERIOD THE INDUSTRY HIT BOTTOM IN '83 AT 5,600 UNITS. IF WE TOTAL THE UNITS SHIPPED BETWEEN 20 -40 YEARS AGO, IT IS OVER 1.2 MILLION RAILCARS. THIS EQUATES TO AN AVERAGE ANNUAL BUILD RATE FOR THE 20 YEAR TIME PERIOD OF 60,000 UNITS. THAT'S AN AVERAGE OF 60,000 RAILCARS BUILT PER YEAR FOR 2 DECADES. DURING 2002 THE RAILCAR MANUFACTURING INDUSTRY HIT BOTTOM AGAIN WHEN THERE WERE CLOSE TO 18,000 RAILCARS SHIPPED. DURING 2003 WE SAW IT BEGIN TO REBOUND WITH 32,000 UNITS SHIPPED. I DO NOT EXPECT THE INDUSTRY DEMAND TO MATCH THE REPLACEMENT CYCLE THAT IT DID DURING THE 20-YEAR PERIOD I MENTIONED ABOVE. BUT, I'M CONVINCED THE INDUSTRY WILL RETURN TO MORE NORMAL HISTORICAL LEVELS. WE WILL DO VERY WELL WHEN THE INDUSTRY DEMAND REACHES 50,000 UNITS. IT IS INTERESTING TO NOTE THAT WE OWN A SIGNIFICANT PORTION OF THE INDUSTRY'S CAPACITY TO INCREASE SHIPMENTS ABOVE 50 TO 55,000 UNITS. AT THIS POINT I'LL TURN IT OVER TO JIM IVY FOR SOME FINANCIAL HIGHLIGHTS.